UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  MAY 23, 2006
                                (Date of Report)

                                  MAY 23, 2006
                        (Date of Earliest Event Reported)

                         DYNAMIC BIOMETRIC SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
            (State or other jurisdiction     001-32706     20-4809793
    of incorporation)     Commission File Number     (IRS Employer I.D. No.)


               1711 W. GREENTREE DR., SUITE 116, TEMPE, AZ  85284
                    (Address of Principal Executive Offices)

                                 (480) 705-9110
                         (Registrant's Telephone Number)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
       Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
       Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS AND REGULATION FD DISCLOSURE

     On May 23, 2006, Dynamic Biometric Systems, Inc. issued a press release in which it announced that Peacock, Hislop, Staley & Given, Inc., a Phoenix, Arizona-based investment banking and securities brokerage firm, received approval from the NASD to initiate quotations on DBSI's common stock, which will trade under the symbol "DYBO.OB" on the OTC Bulletin Board. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


ITEM 9.01(D)     EXHIBITS

99.1     Press Release of Dynamic Biometric Systems, Inc. issued May 23, 2006



                                   SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     DYNAMIC BIOMETRIC SYSTEMS, INC.
(Registrant)


Dated:  May 23, 2006     By:   /s/ Richard C. Kim
                            ---------------------
Richard C. Kim
Chief Executive Officer and President